Exhibit 10.30

FOURTH AMENDMENT TO

STANDARD MULTI-TENANT OFFICE LEASE – GROSS

This Fourth Amendment to Standard Multi-Tenant Office Lease – Gross (“Fourth Amendment”) is made and entered into effective as of June 26, 2019 (“Effective Date”), by and between RANCHO SUMMIT LLC, a California limited liability company (“Lessor”), and LIFE360 INC., a Delaware corporation (“Lessee”), with respect to the Lease, as defined below.

RECITALS

A.    WHEREAS, on or about April 24, 2015, Lessor and Lessee predecessor in interest executed a Standard Multi-Tenant Office Lease – Gross for the Premises commonly known as 1953 San Elijo Avenue, Suite 205, Cardiff By The Sea, California 92007 (the “Original Lease”). The terms of the Original Lease are fully incorporated herein by this reference. Lessor and Lessee predecessor in interest executed a First Amendment to Lease dated March 28, 2017 (the “First Amendment”). The terms of the First Amendment are fully incorporated herein by this reference. Lessor and Lessee executed a Second Amendment to Lease dated May 30, 2018 (the “Second Amendment”). The terms of the Second Amendment are fully incorporated herein by this reference. Lessor and Lessee executed a Third Amendment to Lease dated September 30, 2019 (the “Third Amendment”). The terms of the Third Amendment are fully incorporated herein by this reference. The Original Lease, First Amendment, Second Amendment, and Third Amendment are collectively referred to as the “Lease.”

B.    WHEREAS, the First Amendment served to add Suite 200 to be a part of the Premises and to extend the Term to March 31, 2019.

C.    WHEREAS, the Second Amendment served to temporarily surrender Suite 200.

D.    WHEREAS, the Third Amendment served to permanently surrender Suite 200, add Suite 204 to be part of the Premises, and to extend the Term to September 30, 2021.

C.    WHEREAS, all capitalized terms not otherwise defined in this Fourth Amendment have the meanings given them in the Lease.

D.    WHEREAS, Lessor and Lessee now desire to amend the Lease pursuant to the following terms and conditions:

NOW THEREFORE, in consideration of the foregoing facts and circumstances, the covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties do hereby agree as follows:

LEASE AMENDMENT

1.    Expansion. Commencing on August 1, 2019, Suite 200 shall be added to the Premises.

2.    Premises. As of August 1, 2019, the Premises shall include Suite 200 (1,404 RSF), Suite 204 (1,033 RSF), and Suite 205 (1,656 RSF).

3.    Term. The Expiration Date for Suite 204 and Suite 205 remains as specified in the Third Amendment. The Expiration Date for Suite 200 is July 31, 2024.

4.    Base Rent Adjustment. Monthly Base Rent shall be as follows:

a.    $7,722.00 for Suite 200, $4,909.18 for Suite 204, and $7,869.90 for Suite 205 from August 1, 2019, to September 30, 2019.

b.    $7,722.00 for Suite 200, $5,056.46 for Suite 204, and $8,105.99 for Suite 205 from October 1, 2019, to September 30, 2020.

c.    $7,953.66 for Suite 200, $5,208.15 for Suite 204, and $8,349.17 for Suite 205 from October 1, 2020, to September 30, 2021.

d.    $8,192.27 for Suite 200 from October 1, 2021, to September 30, 2022.

e.    $8,438.04 for Suite 200 from October 1, 2022, to September 30, 2023.

f.    $8,691.18 for Suite 200 from October 1, 2023, to July 31, 2024.

5.    Tenant Improvements. Lessor shall provide Lessee with a tenant improvement allowance in the amount of FORTY THOUSAND DOLLARS ($40,000.00) for space planning, materials, and supervision fees to construct building standard improvements. The space plan is attached as Exhibit A. Lessee shall pay for any costs to improve the Premises in excess of the tenant improvement allowance.

6.    Security Deposit. The Security Deposit (1) paid pursuant to the Assignment and Assumption of Lease dated effective on December 4, 2017, by which Lessee took the assignment of the Lease from Lessee’s predecessor in interest and (2) paid pursuant to the Second Amendment shall remain with Lessor. The Security Deposit for Suite 200 shall be EIGHT THOUSAND DOLLARS ($8,000.00) and shall be paid within thirty days of the Effective Date.

7.    No Other Modifications. Except as expressly set forth herein the Lease remains unchanged, unmodified and continues in full force and effect.

8.    Reaffirmation. As of the Effective Date Lessee reaffirms the Lease and acknowledges that except as specifically set forth in this Fourth Amendment, the Lease is unchanged, unmodified and remains in full force and effect. Lessee further acknowledges that Lessor is not in breach of the Lease nor do any conditions exist that would lead to a breach of this Lease by Lessor in the future.

9.    Conflict. In the event of any conflict, inconsistency or ambiguity between the terms of this Fourth Amendment and the Lease, the terms of this Fourth Amendment shall govern and control.

IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the Effective Date.

LESSOR:	LESSEE:

RANCHO SUMMIT LLC,	LIFE360, INC.,
a California limited liability company	a Delaware corporation

By: Torrey Pacific Corporation, a California corporation	By: /s/ Wendell Laidley
Its: Manager	Name: Wendell Laidley
Title: Chief Financial Officer
By: /s/ Brian Staver
Name: Brian Staver
Title: Authorized Agent

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